Supplement dated March 16, 2022
to the Prospectus of the following fund (the Fund):
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
CTIVP® - Loomis Sayles Growth Fund	5/1/2021
On March 11, 2022 the Fund's Board of Trustees approved certain changes to the Fund's name, subadviser and principal investment strategies effective on or about May 1, 2022 (the Effective Date). As a result, from and after the Effective Date, Loomis, Sayles & Company, L.P. (Loomis Sayles) will no longer serve as subadviser to the Fund and Principal Global Investors, LLC (PGI) will assume day-to-day management of the Fund's portfolio. Also, on the Effective Date, the Fund’s name will be changed to CTIVP® - Principal Blue Chip Growth Fund. Accordingly, on the Effective Date, all references in the prospectus to Loomis Sayles are hereby deleted and all references to CTIVP® - Loomis Sayles Growth Fund are hereby deleted and replaced with CTIVP® - Principal Blue Chip Growth Fund, and the changes described in this Supplement are hereby made to the Fund’s Prospectus.
The information under the subsection “Principal Investment Strategies” in the “Summary of the Fund” section is hereby superseded and replaced with the following:
The Fund invests primarily in equity securities of large-capitalization companies believed to have the potential for long-term growth. These companies have market capitalizations in the range of companies in the Russell 1000® Growth Index (the Index) at the time of purchase (between $256 million and $2.7 trillion as of February 28, 2022). The market capitalization range and composition of companies in the Index are subject to change.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest in foreign securities, including emerging market securities, directly or indirectly through depositary receipts.
The Fund will not concentrate its assets in any single industry but may from time to time invest more than 25% of its assets in companies conducting business in various industries within an economic sector. The Fund will typically invest in a limited number of companies.
The Fund invests in issuers that display characteristics of a “blue chip” company. Blue chip companies typically display some or all of the following characteristics: (1) large, well-established and financially sound companies; (2) issuers with market capitalizations in the billions; (3) are considered market leaders or among the top three companies in its sector; and (4) commonly considered household names.
The fourth paragraph under the subsection “Performance Information” in the “Summary of the Fund” section is hereby superseded and replaced with the following:
The Fund’s performance prior to May 2022 reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The information under the subsection “Fund Management” in the “Summary of the Fund” section is hereby revised to remove the information on Loomis Sayles as subadviser and to add the following:
Subadviser: Principal Global Investors, LLC (PGI)

Portfolio Management	Title	Role with Fund	Managed Fund Since
K. William Nolin, CFA	Portfolio Manager of PGI	Co-Portfolio Manager	May 2022
Thomas Rozycki, CFA	Portfolio Manager of PGI	Co-Portfolio Manager	May 2022
S-2010-1 A (03/22)

The information under the subsection “Principal Investment Strategies” in the “More Information About the Fund” section is hereby superseded and replaced with the following:
The Fund invests primarily in equity securities of large-capitalization companies believed to have the potential for long-term growth. These companies have market capitalizations in the range of companies in the Russell 1000® Growth Index (the Index) at the time of purchase (between $256 million and $2.7 trillion as of February 28, 2022). The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. The Fund may continue to hold a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest in foreign securities, including emerging market securities, directly or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies.
The Fund will not concentrate its assets in any single industry but may from time to time invest more than 25% of its assets in companies conducting business in various industries within an economic sector. The Fund will typically invest in a limited number of companies.
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Principal Global Investors, LLC (PGI or the Subadviser), which provides day-to-day portfolio management to the Fund.
In selecting securities in which to invest, PGI uses a bottom-up, fundamental process, focusing on a fundamental analysis of individual companies. The Fund invests in issuers that display characteristics of a “blue chip” company. Blue chip companies typically display some or all of the following characteristics: (1) large, well-established and financially sound companies; (2) issuers with market capitalizations in the billions; (3) are considered market leaders or among the top three companies in its sector; and (4) commonly considered household names.
The following is being added to the sixth paragraph, in the “More Information About the Fund — Primary Service Providers — The Investment Manager” section of the prospectus:
A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreement with PGI will be available in the Fund’s semiannual report to shareholders for the fiscal period ending June 30, 2022.
The information under the subsection “More Information About the Fund — Primary Service Providers — Subadviser” is hereby revised to remove the information on Loomis Sayles as the subadviser and to add the following:
PGI, which has served as Subadviser to the Fund since May 2022, is located at 711 High Street, Des Moines, IA 50392. PGI, subject to the supervision of Columbia Management, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. PGI is an indirect subsidiary of Principal Financial Group, Inc. and is part of a diversified global asset management organization which utilizes a multi-boutique strategy of specialized investment groups and affiliates to provide institutional investors and individuals with diverse investment capabilities, including fixed income, equities, real estate, currency, asset allocation and stable value. In addition to its asset management offices in the U.S., PGI has asset management offices of affiliate advisors located in Europe, Asia, Latin America and Australia. PGI has been an investment advisor since 1998.
The information under the subsection “More Information About the Fund — Primary Service Providers — Portfolio Manager” is hereby revised to remove the information on Loomis Sayles and to add the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.
Subadviser: Principal Global Investors, LLC (PGI)

Portfolio Management	Title	Role with Fund	Managed Fund Since
K. William Nolin, CFA	Portfolio Manager of PGI	Co-Portfolio Manager	May 2022
Thomas Rozycki, CFA	Portfolio Manager of PGI	Co-Portfolio Manager	May 2022
Mr. Nolin has ultimate decision making authority. Mr. Rozycki may make investment decisions in Mr. Nolin’s absence.
Mr. Nolin joined PGI in 1993. Mr. Nolin began his investment industry career in 1993 and earned a B.A. from the University of Iowa and an M.B.A. from the Yale School of Management.
Mr. Rozycki joined PGI in 2001. Mr. Rozycki began his investment industry career in 2001 and earned a B.A. from Drake University.
Shareholders should retain this Supplement for future reference.
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S-2010-1 A (03/22)